EXHIBIT 10.1

                     CONVERTIBLE TERM PROMISSORY NOTE


$50,000                                                  December 31, 1995


      In consideration of the loan (hereinafter referred to as a "Loan") Competitive Technologies, Inc., a Delaware corporation (the "Lender"), has made to Knowledge Solutions, Inc., a Delaware corporation (the "Borrower"), and for value received, the Borrower hereby promises to pay to the order of the Lender, at 1465 Post Road East, Westport, CT 06881 or at such other place in the continental United States as the Lender may designate in writing, in lawful money of the United States, and in immediately available funds, the principal sum of FIFTY THOUSAND and no/100 Dollars ($50,000).

      The unpaid principal balance of the Note shall be paid in full on June 30, 1996, together with interest on the outstanding principal amount from the date hereof, at a per annum rate equal to one percent above the announced prime rate of the Midlantic Bank of Philadelphia, Pennsylvania (the "Prime Rate"). Such interest rate shall be changed when and as the Prime Rate changes. In addition, the Borrower shall pay on demand interest on any overdue payment of principal and interest (to the extent legally enforceable) at the fluctuating Prime Rate plus four percent (4%).

      The Borrower's obligations under this Note are secured in accordance with a Security Agreement of even date herewith between Borrower and Lender. This Note is subordinated to the Borrower's obligations to Safeguard Scientifics (Delaware), Inc. in accordance with a subordination agreement dated on or about December 29, 1995.

      All payments made on this Note shall be applied, at the option of the Lender, first to late charges and collection costs, if any, then to accrued interest and then to principal. Interest payable hereunder shall be calculated for actual days elapsed on the basis of a 360-day year. Accrued and unpaid interest shall be due and payable upon maturity of this Note.

      Notwithstanding anything in this Note, the interest rate charged hereon shall not exceed the maximum rate allowable by applicable law. If any stated interest rate herein exceeds the maximum allowable rate, then the interest rate shall be reduced to the maximum allowable rate, and any excess payment of interest made by Borrower at any time shall be applied to the unpaid balance of any outstanding principal of this Note.

      The outstanding principal amount of this Note may be prepaid in whole or in part without any prepayment penalty or premium at any time or from time to time by Borrower upon notice to the Lender; provided, that upon such payment any prepayment shall be applied first to any interest due to the date of such prepayment and thereafter shall be applied to principal hereunder.

      An Event of Default hereunder shall consist of:

           (i) a default in the payment by the Borrower to the Lender of principal or interest under this Note as and when the same shall become due and payable;

           (ii)    an Event of Default under the Security
      Agreement;

           (iii) an event of default by the Borrower under any other obligation, instrument, note or agreement for borrowed money, beyond any applicable notice and/or grace period;

           (iv) institution of any proceeding by or against the Borrower under any present or future bankruptcy or insolvency statute or similar law and, if involuntary, if the same are not stayed or dismissed within sixty (60) days, or the Borrower's assignment for the benefit of creditors or the appointment of a receiver, trustee, conservator or other judicial representative for the Borrower or the Borrower's property or the Borrower's being adjudicated a bankrupt or insolvent.

Upon the occurrence of any event of default hereunder, this Note shall automatically without any action or notice by Lender, be accelerated and become immediately due and payable, and Lender shall have all of the rights and remedies provided for in the Security Agreement or otherwise available at law or in equity, all of which remedies shall be cumulative.

      This Note is a convertible Note. Lender shall have the option, exercisable at any time upon written notice to Borrower, to convert all or any portion of the principal amount of this Note into shares of the Class A Common Stock of the Borrower at the conversion price of $.80 per share of Class A Common Stock.

      In the event that Borrower successfully raises at least $50,000 of additional financing, in the form of equity or grants or any combination of the two, during the period from the day after the date hereof to the date this Note becomes due and payable, then the entire outstanding principal amount of this Note shall automatically be converted into shares of Class A Common Stock of Borrower at the conversion price of $.80 per share of Class A Common Stock. Additional borrowing by the Borrower will not be counted toward the $50,000 of additional financing.

      The conversion price set forth above shall be adjusted appropriately in the event of any stock split, combination, or dividend effected by Borrower after the date of this Note. In the event that Borrower issues any shares of Common Stock or securities convertible into or exercisable for shares of Common Stock after the date of this Note for a price per share less than the conversion price, then the conversion price shall be reduced to a price per share equal to the price per share of such Common Stock issued or issuable by the Borrower. In the event of an issuance of options, warrants or convertible securities by the Borrower, the price per share of Common Stock issuable upon exercise or conversion of such securities shall be equal to the price received for such options, warrants or convertible securities, plus the minimum additional price per share receivable upon the exercise or conversion of such options, warrants or convertible securities.

      To exercise the foregoing conversion privilege, the Lender shall surrender this Note to the Borrower at its principal office, and shall give written notice to the Borrower at that office that the Lender elects to convert this Note. Such notice shall also state the name or names (with address or addresses) in which the certificate or certificates for shares of Common Stock issuable upon such conversion shall be issued. The date when such written notice, accompanied by this Note, is received by the Borrower, shall be the "Conversion Date." As promptly as practicable after the Conversion Date, the Borrower shall issue and deliver to the Lender, or on its written order, such certificate or certificates as it may request for the number of whole shares of Class A Common Stock issuable upon the conversion of this Note. Such conversion shall be deemed to have been effected immediately prior to the close of business on the Conversion Date.

      Neither the reference to nor the provisions of any agreement or document referred to herein shall affect or impair the absolute and unconditional obligation of the Borrower to pay the principal of and interest on this Note as herein provided.

      The Borrower hereby waivers presentment, demand, protest and notice of dishonor and protest, and also waives all other exemptions; and agrees that extension or extensions of the time of payment of this Note or any installment or part thereof may be made before, at or after maturity by agreement by the Lender. Upon default hereunder the Lender shall have the right to offset the amount owed by the Borrower against any amounts owed by the Lender in any capacity to the Borrower, whether or not due, and the Lender shall be deemed to have exercised such right of offset and to have made a charge against any such account or amounts immediately upon the occurrence of an event of default hereunder even though such charge is made or entered on the books of the Lender subsequent thereto. The Borrower shall pay to the Lender, upon demand, all costs and expenses, including, without limitation, attorneys' fees and legal expenses, that may be incurred by the Lender in connection with the enforcement of this Note.

      Any failure by the Lender to exercise any right hereunder shall not be construed as a waiver of the right to exercise the same or any other right at any time. No amendment to or modification of this Note shall be binding upon the Lender unless in writing and signed by it.

      Any provision hereof found to be illegal, invalid or unenforceable for any reason whatsoever shall not affect the validity, legality or enforceability of the remainder hereof.

      This Note shall apply to and bind the successors of the Borrower shall inure to the benefit of the Lender, its successors and assigns.

      This Note shall be governed by and interpreted in accordance with the laws of the Commonwealth of Pennsylvania. Borrower hereby irrevocably consents to the jurisdiction of any state or federal court in the Commonwealth of Pennsylvania in connection with any action or proceeding under this Note or the Security Agreement, and irrevocably agrees to service of process by certified mail, return receipt requested, to Borrower's address set forth in the Security Agreement.

      The Borrower has duly executed this Note as of the date first above written.


ATTEST:                           KNOWLEDGE SOLUTIONS, INC.


 s/ Frank R. McPike, Jr.          By:   s/ George M. Stadler
                                        George M. Stadler, CEO